                                                                   EXHIBIT 10.10


                                   ADDENDUM A

                                   PLUMAS BANK

                             SPLIT DOLLAR AGREEMENT

THIS AGREEMENT is made and entered into this 24TH day of January, 2002, by and between PLUMAS BANK, a corporation organized under the laws of the State of California located in Quincy, California (the "Employer"), and DENNIS C. IRVINE (the "Executive"). This Agreement shall append the Split Dollar Endorsement entered into on even date herewith, or as subsequently amended, by and between the aforementioned parties.

                                  INTRODUCTION

To encourage the Executive to remain an employee of the Employer, the Employer is willing to divide the death proceeds of a life insurance policy on the Executive's life. The Employer will pay life insurance premiums from its general assets.

                                    ARTICLE 1

                               GENERAL DEFINITIONS

The following terms shall have the meanings specified:

1.1 "Insurer" means West Coast Life Insurance Company.

1.2 "Policy" means insurance policy no. ZUA344995 issued by the Insurer.

1.3 "Insured" means the Executive.

1.4 "Normal Retirement Age" means the Executive's 65th birthday.

1.5 "Termination of Employment" means the Executive ceasing to be employed by the Employer for any reason whatsoever, other than by reason of an approved leave of absence. For purposes of this Agreement, if there is a dispute over the employment status of the Executive or the date of the Executive's Termination of Employment, the Employer shall have the sole and absolute right to determine the termination date.

                                    ARTICLE 2
                           POLICY OWNERSHIP/INTERESTS

2.1 Employer Ownership. The Employer is the sole owner of the Policy and shall have the right to exercise all incidents of ownership. The Employer shall be the beneficiary of the death proceeds remaining after the Executive's interest has been paid pursuant to Article 2.2 below.

2.2 Executive's Interest. The Executive shall have the right to designate the beneficiary of death proceeds of the Policy in the amount of $457,346. The Executive shall also have the right to elect and change settlement options that may be permitted. However, the Executive, the Executive's transferee or the Executive's beneficiary shall have no rights or interests in the Policy with respect to that portion of the death proceeds designated in this section 2.2 if the Executive ceases to be employed by the Employer for any reason whatsoever prior to Normal Retirement Age (other than by reason of a leave of absence which is approved by the Employer) and has received or had the opportunity to receive any benefit under the Executive Salary Continuation Agreement dated June 2, 1994, and a first Amendment thereto of even date herewith, between the Employer and the Executive (collectively the "Salary Continuation Agreement").

2.3 Option to Purchase. The Employer shall not sell, surrender or transfer ownership of the Policy while this Agreement is in effect without first giving the Executive or the Executive's transferee the option to purchase the Policy for a period of 60 days from written notice of such intention. The purchase price shall be an amount equal to the cash surrender value of the Policy. This provision shall not impair the right of the Employer to terminate this Agreement.

                                    ARTICLE 3
                                    PREMIUMS

3.1 Premium Payment. The Employer shall pay any premiums due on the Policy.

3.2 Imputed Income. The Employer shall impute income to the Executive in an amount equal to the current term rate for the Executive's age multiplied by the aggregate death benefit payable to the Executive's beneficiary. The "current term rate" is the minimum amount required to be imputed under Revenue Rulings 64-328 and 66-110, or any subsequent applicable authority.

3.3 Cash Payment. The Employer shall annually pay to the Executive an amount necessary to pay the federal and state income taxes attributable to the imputed income and to the additional cash payments under this section. In calculating the cash payments due from the Employer, the Employer shall use the Executive's actual marginal income tax bracket for the calendar year immediately preceding the payment to the Executive. In the event the Executive retires prior to the Normal Retirement Age or ceases to be employed by the Employer prior to such age, the cash payments shall cease as of the date of such occurrence.

                                    ARTICLE 4
                                   ASSIGNMENT

The Executive may assign without consideration all interests in the Policy and in this Agreement to any person, entity or trust. In the event the Executive transfers all of the Executive's interest in the Policy, then all of the Executive's interest in the Policy and in the Agreement shall be vested in the Executive's transferee, who shall be substituted as a party hereunder and the Executive shall have no further interest in the Policy or in this Agreement.

                                    ARTICLE 5
                                     INSURER

The Insurer shall be bound only by the terms of the Policy. Any payments the Insurer makes or actions it takes in accordance with the Policy shall fully discharge it from all claims, suits and demands of all entities or persons. The Insurer shall not be bound by or be deemed to have notice of the provisions of this Agreement.

                                   ARTICLE 6
                                CLAIMS PROCEDURE

6.1 Claims Procedure. The Employer shall notify any person or entity that makes a claim under this Agreement (the "Claimant") in writing, within 90 days of Claimant's written application for benefits, of his or her eligibility or ineligibility for benefits under this Agreement. If the Employer determines that the Claimant is not eligible for benefits or full benefits, the notice shall set forth (1) the specific reasons for such denial, (2) a specific reference to the provisions of this Agreement on which the denial is based, (3) a description of any additional information or material necessary for the Claimant to perfect his or her claim, and a description of why it is needed, and (4) an explanation of this Agreement's claims review procedure and other appropriate information as to the steps to be taken if the Claimant wishes to have the claim reviewed. If the Employer determines that there are special circumstances requiring additional time to make a decision, the Employer shall notify the Claimant of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional 90 days.

6.2 Review Procedure. If the Claimant is determined by the Employer not to be eligible for benefits, or if the Claimant believes that he or she is entitled to greater or different benefits, the Claimant shall have the opportunity to have such claim reviewed by the Employer by filing a petition for review with the Employer within 60 days after receipt of the notice issued by the Employer. Said petition shall state the specific reasons which the Claimant believes entitle him or her to benefits or to greater or different benefits. Within 60 days after receipt by the Employer of the petition, the Employer shall afford the Claimant (and counsel, if any) an opportunity to present his or her position to the Employer verbally or in writing, and the Claimant (or counsel) shall have the right to review the pertinent documents. The Employer shall notify the Claimant of its decision in writing within the sixty-day period, stating specifically the basis of its decision, written in a manner to be understood by the Claimant and the specific provisions of this Agreement on which the decision is based. If, because of the need for a hearing, the 60-day period is not sufficient, the decision may be deferred for up to another 60-day period at the election of the Employer, but notice of this deferral shall be given to the Claimant.

                                    ARTICLE 7
                           AMENDMENTS AND TERMINATION

This Agreement may be amended or terminated only by a written agreement signed by the Employer and the Executive. However, unless otherwise agreed to by the Employer and the Executive, this Agreement will automatically terminate if the Executive ceases to be employed by the Employer for any reason whatsoever (other than by reason of a leave of absence which is approved by the Employer) and has received or had the opportunity to receive any benefit under the Salary Continuation Agreement.

                                    ARTICLE 8
                                  MISCELLANEOUS

8.1 Binding Effect. This Agreement shall bind the Executive and the Employer and their beneficiaries, survivors, executors, administrators and transferees, and any Policy beneficiary.

8.2 No Guarantee of Employment. This Agreement is not an employment policy or contract. It does not give the Executive the right to remain an employee of the Employer, nor does it interfere with the Employer's right to discharge the Executive. It also does not require the Executive to remain an employee nor interfere with the Executive's right to terminate employment at any time.

8.3 Applicable Law. The Agreement and all rights hereunder shall be governed by and construed according to the laws of California, except to the extent preempted by the laws of the United States of America.

8.4 Reorganization. The Employer shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm or person unless such succeeding or continuing company, firm or person agrees to assume and discharge the obligations of the Employer.

8.5 Notice. Any notice, consent or demand required or permitted to be given under the provisions of this Split Dollar Agreement by one party to another shall be in writing, shall be signed by the party giving or making the same, and may be given either by delivering the same to such other party personally, or by mailing the same, by United States certified mail, postage prepaid, to such party, addressed to his or her last known address as shown on the records of the Employer. The date of such mailing shall be deemed the date of such mailed notice, consent or demand.

8.6 Entire Agreement. This Agreement constitutes the entire agreement between the Employer and the Executive as to the subject matter hereof. No rights are granted to the Executive by virtue of this Agreement other than those specifically set forth herein.

8.7 Administration. The Employer shall have powers which are necessary to administer this Agreement, including but not limited to:

     (a)  Interpreting the provisions of the Agreement;

     (b)  Establishing and revising the method of accounting for the Agreement;

     (c)  Maintaining a record of benefit payments; and

     (d) Establishing rules and prescribing any forms necessary or desirable to administer the Agreement.

8.8 Named Fiduciary. The Employer shall be the named fiduciary and plan administrator under the Agreement. The named fiduciary may delegate to others certain aspects of the management and operation responsibilities of the plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

EXECUTIVE:                                 EMPLOYER:

                                           PLUMAS BANK


/S/ DENNIS C. IRVINE                       BY  /S/ JERRY V. KEHR
---------------------                      ---------------------------
  DENNIS C. IRVINE                         TITLE CHAIRMAN OF BOARD

                                   ADDENDUM B

                                   PLUMAS BANK

                             SPLIT DOLLAR AGREEMENT

THIS AGREEMENT is made and entered into this 24th day of January, 2002, by and between PLUMAS BANK, a corporation organized under the laws of the State of California located in Quincy, California (the "Employer"), and DENNIS C. IRVINE (the "Executive"). This Agreement shall append the Split Dollar Endorsement entered into on even date herewith, or as subsequently amended, by and between the aforementioned parties.

                                  INTRODUCTION

To encourage the Executive to remain an employee of the Employer, the Employer is willing to divide the death proceeds of a life insurance policy on the Executive's life. The Employer will pay life insurance premiums from its general assets.

                                    ARTICLE 1

                               GENERAL DEFINITIONS

The following terms shall have the meanings specified:

1.1 "Insurer" means Great-West Life & Annuity Insurance Company.

1.2 "Policy" means insurance policy no. 8600073 issued by the Insurer.

1.3 "Insured" means the Executive.

1.4 "Normal Retirement Age" means the Executive's 65th birthday.

1.5 "Termination of Employment" means the Executive ceasing to be employed by the Employer for any reason whatsoever, other than by reason of an approved leave of absence. For purposes of this Agreement, if there is a dispute over the employment status of the Executive or the date of the Executive's Termination of Employment, the Employer shall have the sole and absolute right to determine the termination date.

                                    ARTICLE 2
                           POLICY OWNERSHIP/INTERESTS

2.1 Employer Ownership. The Employer is the sole owner of the Policy and shall have the right to exercise all incidents of ownership. The Employer shall be the beneficiary of the death proceeds remaining after the Executive's interest has been paid pursuant to Article 2.2 below.

2.2 Executive's Interest. The Executive shall have the right to designate the beneficiary of death proceeds of the Policy in the amount of $100,000. The Executive shall also have the right to elect and change settlement options that may be permitted. However, the Executive, the Executive's transferee or the Executive's beneficiary shall have no rights or interests in the Policy with respect to that portion of the death proceeds designated in this section 2.2 if the Executive ceases to be employed by the Employer for any reason whatsoever prior to Normal Retirement Age (other than by reason of a leave of absence which is approved by the Employer) and has received or had the opportunity to receive any benefit under the Executive Salary Continuation Agreement dated June 2, 1994, and a first Amendment thereto dated of even date herewith, between the Employer and the Executive (collectively the "Salary Continuation Agreement").

2.3 Option to Purchase. The Employer shall not sell, surrender or transfer ownership of the Policy while this Agreement is in effect without first giving the Executive or the Executive's transferee the option to purchase the Policy for a period of 60 days from written notice of such intention. The purchase price shall be an amount equal to the cash surrender value of the Policy. This provision shall not impair the right of the Employer to terminate this Agreement.

                                   ARTICLE 3
                                    PREMIUMS

3.1 Premium Payment. The Employer shall pay any premiums due on the Policy.

3.2 Imputed Income. The Employer shall impute income to the Executive in an amount equal to the current term rate for the Executive's age multiplied by the aggregate death benefit payable to the Executive's beneficiary. The "current term rate" is the minimum amount required to be imputed under Revenue Rulings 64-328 and 66-110, or any subsequent applicable authority.

3.3 Cash Payment. The Employer shall annually pay to the Executive an amount necessary to pay the federal and state income taxes attributable to the imputed income and to the additional cash payments under this section. In calculating the cash payments due from the Employer, the Employer shall use the Executive's actual marginal income tax bracket for the calendar year immediately preceding the payment to the Executive. In the event the Executive retires prior to the Normal Retirement Age or ceases to be employed by the Employer prior to such age, the cash payments shall cease as of the date of such occurrence.

                                   ARTICLE 4
                                   ASSIGNMENT

The Executive may assign without consideration all interests in the Policy and in this Agreement to any person, entity or trust. In the event the Executive transfers all of the Executive's interest in the Policy, then all of the Executive's interest in the Policy and in the Agreement shall be vested in the Executive's transferee, who shall be substituted as a party hereunder and the Executive shall have no further interest in the Policy or in this Agreement.

                                   ARTICLE 5
                                    INSURER

The Insurer shall be bound only by the terms of the Policy. Any payments the Insurer makes or actions it takes in accordance with the Policy shall fully discharge it from all claims, suits and demands of all entities or persons. The Insurer shall not be bound by or be deemed to have notice of the provisions of this Agreement.

                                   ARTICLE 6
                                CLAIMS PROCEDURE

6.1 Claims Procedure. The Employer shall notify any person or entity that makes a claim under this Agreement (the "Claimant") in writing, within 90 days of Claimant's written application for benefits, of his or her eligibility or ineligibility for benefits under this Agreement. If the Employer determines that the Claimant is not eligible for benefits or full benefits, the notice shall set forth (1) the specific reasons for such denial, (2) a specific reference to the provisions of this Agreement on which the denial is based, (3) a description of any additional information or material necessary for the Claimant to perfect his or her claim, and a description of why it is needed, and (4) an explanation of this Agreement's claims review procedure and other appropriate information as to the steps to be taken if the Claimant wishes to have the claim reviewed. If the Employer determines that there are special circumstances requiring additional time to make a decision, the Employer shall notify the Claimant of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional 90 days.

6.2 Review Procedure. If the Claimant is determined by the Employer not to be eligible for benefits, or if the Claimant believes that he or she is entitled to greater or different benefits, the Claimant shall have the opportunity to have such claim reviewed by the Employer by filing a petition for review with the Employer within 60 days after receipt of the notice issued by the Employer. Said petition shall state the specific reasons which the Claimant believes entitle him or her to benefits or to greater or different benefits. Within 60 days after receipt by the Employer of the petition, the Employer shall afford the Claimant (and counsel, if any) an opportunity to present his or her position to the Employer verbally or in writing, and the Claimant (or counsel) shall have the right to review the pertinent documents. The Employer shall notify the Claimant of its decision in writing within the sixty-day period, stating specifically the basis of its decision, written in a manner to be understood by the Claimant and the specific provisions of this Agreement on which the decision is based. If, because of the need for a hearing, the 60-day period is not sufficient, the decision may be deferred for up to another 60-day period at the election of the Employer, but notice of this deferral shall be given to the Claimant.

                                   ARTICLE 7
                           AMENDMENTS AND TERMINATION

This Agreement may be amended or terminated only by a written agreement signed by the Employer and the Executive. However, unless otherwise agreed to by the Employer and the Executive, this Agreement will automatically terminate if the Executive ceases to be employed by the Employer for any reason whatsoever (other than by reason of a leave of absence which is approved by the Employer) and has received or had the opportunity to receive any benefit under the Salary Continuation Agreement.

                                   ARTICLE 8
                                 MISCELLANEOUS

8.1 Binding Effect. This Agreement shall bind the Executive and the Employer and their beneficiaries, survivors, executors, administrators and transferees, and any Policy beneficiary.

8.2 No Guarantee of Employment. This Agreement is not an employment policy or contract. It does not give the Executive the right to remain an employee of the Employer, nor does it interfere with the Employer's right to discharge the Executive. It also does not require the Executive to remain an employee nor interfere with the Executive's right to terminate employment at any time.

8.3 Applicable Law. The Agreement and all rights hereunder shall be governed by and construed according to the laws of California, except to the extent preempted by the laws of the United States of America.

8.4 Reorganization. The Employer shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm or person unless such succeeding or continuing company, firm or person agrees to assume and discharge the obligations of the Employer.

8.5 Notice. Any notice, consent or demand required or permitted to be given under the provisions of this Split Dollar Agreement by one party to another shall be in writing, shall be signed by the party giving or making the same, and may be given either by delivering the same to such other party personally, or by mailing the same, by United States certified mail, postage prepaid, to such party, addressed to his or her last known address as shown on the records of the Employer. The date of such mailing shall be deemed the date of such mailed notice, consent or demand.

8.6 Entire Agreement. This Agreement constitutes the entire agreement between the Employer and the Executive as to the subject matter hereof. No rights are granted to the Executive by virtue of this Agreement other than those specifically set forth herein.

8.7 Administration. The Employer shall have powers which are necessary to administer this Agreement, including but not limited to:

     (a) Interpreting the provisions of the Agreement;

     (b) Establishing and revising the method of accounting for the Agreement;

     (c) Maintaining a record of benefit payments; and

     (d) Establishing rules and prescribing any forms necessary or desirable to administer the Agreement.

8.8 Named Fiduciary. The Employer shall be the named fiduciary and plan administrator under the Agreement. The named fiduciary may delegate to others certain aspects of the management and operation responsibilities of the plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

EXECUTIVE:                                    EMPLOYER:

                                              PLUMAS BANK

/S/ DENNIS C. IRVINE                          BY  /S/ JERRY V. KEHR
----------------------                        -------------------------
    DENNIS C. IRVINE                          TITLE  CHAIRMAN OF BOARD